Exhibit 10.7

THE PROMISSORY NOTE TO WHICH THIS AMENDMENT RELATES HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). SUCH PROMISSORY NOTE, AS AMENDED, HAS BEEN ACQUIRED FOR INVESTMENT ONLY AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF REGISTRATION OF THE RESALE THEREOF UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY IN FORM, SCOPE AND SUBSTANCE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

AMENDMENT TO PROMISSORY NOTE

Principal Amount:	Up to $800,000 (consisting of the original principal amount of $300,000 and an additional principal amount of $500,000)	Dated as of April 1, 2025 New York, New York

(as set forth on the Schedule of Borrowings attached hereto)

StoneBridge Acquisition II Corporation, a Cayman Islands exempted company and blank check company (the “Maker”), hereby amends its promissory note dated as of August 1, 2024 (the “Note”) to:

(a)	increase the principal amount that it promises to pay to the order of StoneBridge Acquisition Sponsor II LLC, a Delaware limited liability company or its registered assigns or successors in interest (collectively, the “Payee”), from the original principal sum of up to Three Hundred Thousand Dollars ($300,000) to the principal sum of up to Eight Hundred Thousand Dollars ($800,000), in lawful money of the United States of America, as set forth on the Schedule of Borrowings attached hereto;

(b)	revise the date on which the principal balance of the Note shall be payable by Maker to Payee to be the earlier of (i) December 31, 2025 or (ii) the date on which Maker consummates an initial public offering of its securities (an “IPO”); and

(c)	revise the end of the period during which the Note may be drawn down to be the earlier of (i) December 31, 2025 or (ii) the date on which Maker consummates an IPO.

All of the other terms of the Note remain unchanged and in effect.

[Signature page follows]

IN WITNESS WHEREOF, Maker, intending to be legally bound hereby, has caused this amendment to be duly executed by the undersigned as of the day and year first above written.

STONEBRIDGE ACQUISITION II CORPORATION,
a Cayman Islands exempted company

By:	/s/ Bhargav Marepally
	Name:	Bhargav Marepally
	Title:	Director

[Signature Page to Amendment to Promissory Note]

SCHEDULE OF BORROWINGS

The following increases or decreases in the Note have been made:

Date of Increase or Decrease	Amount of decrease in Principal Amount of the Note	Amount of increase in Principal Amount of the Note	Principal Amount of the Note following such decrease or increase
April 1, 2025	NA	$500,000	$800,000

[Schedule of Borrowings — Amendment to Promissory Note]

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